UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2007 (March 20, 2007)

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	333-125338	30-0309068
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
incorporation)

518 Seventeenth Street, 17th Floor, Denver CO	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 228-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

We previously disclosed the acquisition of the Shackleford Office Center as set forth in Note 21 to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2006 filed with the Securities and Exchange Commission on March 23, 2007.

We previously disclosed certain acquisitions of real property as set forth in Item 2.01 on Form 8-K filed with the Securities and Exchange Commission on March 30, 2007. This Form 8-K contained certain disclosures related to real property that had been acquired by certain joint ventures between wholly-owned subsidiaries of Dividend Capital Total Realty Trust Inc. (the “Company”) and DCT Industrial Trust Inc. (“DCT”) (formerly known as Dividend Capital Trust Inc.), as follows:  (1) Veterans Boulevard, an industrial property located in the Chicago, Illinois market, (2) Commerce Center, an industrial property located in the Central Pennsylvania market, (3) Plainfield III, an industrial property located in the Indianapolis, Indiana market, (4) Patriot Drive I, an industrial property located in the Dallas, Texas market, and (5) Patriot Drive II, an industrial property located in the Dallas, Texas market.

We previously disclosed certain acquisitions or probable acquisitions of real estate property as set forth in Note 19 to our condensed consolidated financial statements included in our quarterly report on Form 10-Q for the quarter ended March 31, 2007 filed with the Securities and Exchange Commission on May 11, 2007. The quarterly report on Form 10-Q contained certain disclosures related to the acquisition of the DDR Retail Portfolio on May 11, 2007.  In addition, the quarterly report on Form 10-Q contained disclosures relating to the probable acquisition of the Fortune Concourse Office Center, which was subsequently acquired on May 17, 2007.

The aforementioned annual report on Form 10-K, Form 8-K and quarterly report on Form 10-Q were filed without the requisite financial information for such acquisitions.  Accordingly, pursuant to Item 9.01 of Form 8-K, we are filing this Form 8-K/A to incorporate by reference the required financial information.  Such information should be read in conjunction with the descriptions of the transactions contained in the aforementioned annual report on Form 10-K, Form 8-K and quarterly report on Form 10-Q, which such descriptions are incorporated herein by reference.

(a) Financial Statements of Real Estate Property Acquired:

The following required financial statement information has been previously included in our Post-Effective Amendment No. 6 to Form S-11 filed with the Securities and Exchange Commission on May 24, 2007 and is hereby incorporated by reference herein to this Form 8-K/A:

SHACKLEFORD OFFICE CENTER:

Report of Independent Registered Public Accounting Firm

Statement of Revenues and Certain Expenses for the year ended December 31, 2006

Notes to Financial Statements

VETERANS BOULEVARD:

Report of Independent Registered Public Accounting Firm

Statement of Revenues and Certain Expenses for the period from March 1, 2006 through December 31, 2006

Notes to Financial Statements

COMMERCE CENTER:

Report of Independent Registered Public Accounting Firm

Statement of Revenues and Certain Expenses for the period from September 7, 2006 through December 31, 2006

Notes to Financial Statements

PLAINFIELD III:

Report of Independent Registered Public Accounting Firm

Statement of Revenues and Certain Expenses for the period from April 13, 2006 through December 31, 2006

Notes to Financial Statements

PATRIOT DRIVE I AND II:

Report of Independent Registered Public Accounting Firm

Statement of Revenues and Certain Expenses for the period from June 9, 2006 through December 31, 2006

Notes to Financial Statements

DDR JV I PORTFOLIO:

Report of Independent Registered Public Accounting Firm

Statement of Revenues and Certain Expenses for the year ended December 31, 2006

Notes to Financial Statements

CONCOURSE/FORTUNE PORTFOLIO:

Report of Independent Registered Public Accounting Firm

Statement of Revenues and Certain Expenses for the year ended December 31, 2006

Notes to Financial Statements

(b) Unaudited Pro Forma Financial Information:

The required pro forma financial information has been previously included in our Post-Effective Amendment No. 6 to Form S-11 filed with the Securities and Exchange Commission on May 24, 2007 and is hereby incorporated by reference herein to this Form 8-K/A.

(c) Shell Company Transactions:

None.

(d) Exhibits:

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dividend Capital Total Realty Trust Inc.

June 1, 2007
	By:	/s/ John E. Biallas
John E. Biallas
Chief Operating Officer